Caliber OCTOBER 2025 NASDAQ: CWD

Forward-Looking Statements This presentation includes statements concerning CaliberCos Inc.’s (the “Company,” or “Caliber”) expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance, or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers and the audience can identify these forward-looking statements through the use of words or phrases such as "estimate,“ "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. The Company's expectations, beliefs, and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management's expectations, beliefs, or projections will be achieved or accomplished. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, factors affecting the Company’s ability to successfully operate and manage its business, including, among others, title disputes, weather conditions, shortages, delays, or unavailability of equipment and services, property management, brokerage, investment and fund operations, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in costs of operations; loss of markets; volatility of asset prices; imprecision of asset valuations; environmental risks; competition; inability to access sufficient capital; general economic conditions; litigation; changes in regulation and legislation; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks, or pest infestation; increasing costs of insurance, changes in coverage and the ability to obtain insurance; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the Company's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investment may be speculative and illiquid and there is a total risk of loss. There is no guarantee that any specific investment will be suitable or profitable. This presentation does not constitute an offering of, nor does it constitute the solicitation of an offer to buy, securities of the Company. This presentation is provided solely to introduce the Company to the recipient and to determine whether the recipient would like additional information regarding the Company and its anticipated plans. Any investment in the Company or sale of its securities will only take place pursuant to an appropriate, private placement memorandum and a detailed subscription agreement. Some of the information contained herein is confidential and proprietary to the Company and the presentation is provided to the recipient with the express understanding that without the prior written permission of the Issuer, such recipient will not distribute or release the information contained herein, make reproductions of, or use it for any purpose other than determining whether the recipient wishes additional information regarding the Company or its plans. By accepting delivery of this presentation, the recipient agrees to return same to the Company if the recipient does not wish to receive any further information regarding the Company. We have filed a registration statement (including a preliminary prospectus) with the SEC for the offering to which this communication relates. The registration statement has not yet become effective. Before you invest, you should read the preliminary prospectus in that registration statement (including the risk factors described therein) and other documents that we have filed with the SEC for more complete information. You may access these documents for free by visiting Edgar on the SEC website at httpp://www.sec.gov CALIBERCO.COM | 8901 E MOUNTAIN VIEW RD, STE 150, SCOTTSDALE, AZ 85258 | 480.295.7600 2 T H E W E A L T H D E V E L O P M E N T C O M P A N Y Disclaimers

About Nasdaq: CWD – Where Real Assets & Digital Assets Converge

Caliber, "CaliberCos Inc." (Nasdaq: CWD) is a publicly listed, alternative asset manager investing at the intersection of real-world assets and digital finance.

PERE Platform

16 years
In Business

$2.9 Billion
Managed Assets*

19% IRR
Unlevered Track Record**

+

Digital Assets

1st Public LINK Digital Asset Treasury (DAT)

$10m+
Treasury Balance

Appreciation, Yield Generation

*Includes assets under management (AUM) of $750m and assets under development (AUD) of $2.2b.
**Unlevered gross internal rate of return on all full-cycle investments

CALIBER THE WEALTH DEVELOPMENT COMPANY
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4T H E W E A L T H D E V E L O P M E N T C O M P A N Y CRE – Old Acronym, New Application. Graphic Source: Chainlink company presentation at SIBOS 2025

What is Chainlink, Why Chainlink, and Why Now?


TRANSACTION VALUE ENABLED (TVE)
$25.24 Trillion
Powering the Global Blockchain Economy
aave
Jupiter
KAMINO
GMX
LIDO
Spark
Compound
BACKED
Maple
Morpho
moonwell
JustLend
BENQI
FLUID
Elixir
USUAL
RENZO
CIAN
Avalon Labs
ANGLE
Dolomite
PancakeSwap
Lista DAO
Kelp
SPACE AND TIME
velodrome
AERODROME
FRAX
spiko
Nexus Mutual
SYNTHETIX
VENUS
+ HUNDREDS MORE
TVE is calculated by taking the sum of the USD value associated with each transaction utilizing a Chainlink oracle.
$25T
$20T
$15T
$10T
$5T
0
JAN 2022
JUN 2022
NOV 2022
APR 2023
SEPT 2023
FEB 2024
JUL 2024
DEC 2024
MAY 2025

CALIBER THE WEALTH DEVELOPMENT COMPANY

Graphic Source: Chainlink company presentation at SIBOS 2025

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Caliber's Vision: Unlocking Value Between Real & Digital Assets

- Combine two worlds under one public company:
  - A proven **real estate private equity** platform with 16 years of track record, and
  - A new **digital asset treasury and product platform** anchored in Chainlink (LINK).
- Leverage Caliber's Wall Street experience and regulatory framework to:
  - Efficiently raise capital through public and private channels,
  - Accumulate and stake LINK to earn yield and align with Chainlink's growth,
  - Build future investment products in both digital and tokenized real assets.
- *Caliber is not just investing in Chainlink — it's building on it.*


Chainlink Is the Gateway to Institutional Tokenization
Announced Usage and Collaboration with the World's Leading Financial Institutions
Swift
euroclear
UBS
J.P.Morgan
ANZ
ice
SBI Digital Markets
mastercard
Fidelity International
inter
APEX
GLEIF
Bancolombia
Wenia
SYGNUM
And many more...

Graphic Source: Chainlink company presentation at SIBOS 2025

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Why $LINK, and Why Now?

Chainlink: The Infrastructure Powering Decentralized and Institutional Finance

- Trusted by SWIFT, Mastercard, DTCC, S&P Global, Google Cloud, AWS, and the U.S. Department of Commerce.
- **LINK Token Economics:**
  - LINK is a **payment and staking token** — essential for securing the oracle network.
  - Staking ensures accuracy of data feeds, earning yield for validators.
  - Chainlink has begun **buying back LINK tokens** with protocol revenues, enhancing token scarcity and value.
  - Sergey Nazarov (CEO): "The full economic value of the network is designed to flow through LINK."
- Chainlink's oracle network remained fully operational during the October 2025 crypto liquidation — while competitor oracles failed or faced delays.
- We believe Chainlink, and the associated LINK token are at the pivotal momentum to go from concept, to real revenue, to scale.

Note: asset services performed in-house at market rates or below.

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CALIBER THE WEALTH DEVELOPMENT COMPANY

Caliber's Flywheel – Two Growth Engines

1. **Real Estate Platform**
   - Generates recurring fees and investment profits (cash flow).
   - Produces stable returns and tangible value via Carried Interest
   - Positive Cycle Renewed
2. **LINK Treasury & Digital Asset Platform**
   - Builds balance sheet strength and yield.
   - Drives visibility and capital formation.
   - Increases efficiency of real asset investments

The Flywheel Effect:
Real estate profits fund LINK accumulation → LINK yield and appreciation improve liquidity → liquidity fuels more real estate growth → repeat.

Note: asset services performed in-house at market rates or below.

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Private Equity Real Estate Investment's Future: Tokenization

1. **Primary Capital Formation**
   - Broaden investor access to private equity real estate through tokenized offerings.
   - Streamline fundraising and expand global reach.
2. **Secondary Liquidity**
   - Enable real estate investors to trade fund interests more efficiently.
   - Unlock value without requiring asset sales.
3. **Operational Efficiency**
   - Automate valuations, distributions, and investor reporting.
   - Reduce fund administration costs and enhance margins.

Tokenization improves scalability, profitability, and transparency across Caliber's real estate platform.

Note: asset services performed in-house at market rates or below.

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Momentum is Building

Timing	Caliber Actions	Chainlink News
August 2025	• Publicly Announce LINK DAT strategy following significant planning	• Federal Department of Commerce (DOC) announces partnership with Chainlink to bring DOC data on-chain
September 2025	• First LINK purchase completing systems test • Sale of $15.9m in convertible preferred stock, convertible at $250.00 per common share of CWD • Coinbase Prime announced as custody and trading partner • LINK DAT grows to $6.5m • LINK DAT exceeds $10m	• Nasdaq announces intent to tokenize trading, allowing for 24-hour trading • Aptos adopts Chainlink • Canton Network ($200b + daily transactions) adopts Chainlink • SWIFT announces plans to build a blockchain-based ledger and utilize Chainlink
October 2025	• Caliber announces full membership of Caliber Crypto Advisory Board (CCAB) • Caliber reports preliminary Q3 results: - Cash of $10-$11m; improved from <$1m - Link Treasury of $9-$10; improved from $0	• Binance (BNB) announces integration with Chainlink for data • S&P Global announces Chainlink partnership to bring S&P Stablecoin Stability Assessments on-chain.

Note: asset services performed in-house at market rates or below.

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REPE Platform Positioned for Renewed Cycle 11T H E W E A L T H D E V E L O P M E N T C O M P A N Y Caliber Nasdaq: CWD RE Fund Syndication Hotel UPREIT “CHT” Caliber Nasdaq: CWD Multi-Family Housing Multi-Tenant Industrial Hospitality

CALIBER THE WEALTH DEVELOPMENT COMPANY

Business model drives consistent growth to Caliber


Grow Caliber Revenue
Raise Capital For Funds & Projects
Grow Assets Under Management

Caliber's helps investors profit from real estate investments by designing and creating investment funds to pursue undervalued assets.

Through its fundraising team, Caliber raises capital into the funds it manages and invests that capital to grow Caliber's total assets under management.

Throughout the process, Caliber generates recurring revenue, service revenue and investment revenue, which drives performance and investor capital to future funds.

This revenue flywheel drives consistent growth to Caliber with non-dilutive financings at the fund level.

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Performance Fees Asset & Fund Management 13T H E W E A L T H D E V E L O P M E N T C O M P A N Y Asset Services Real Estate Development Construction Management Acquisitions, Leasing, & Sales CWD provides in-house real estate & investment services to generate both recurring income & service-based income. Note: asset services performed in-house at market rates or below. Revenue model provides diverse sources of income CWD’s performance fees drive profitability from asset sales & investment performance

14T H E W E A L T H D E V E L O P M E N T C O M P A N Y Real Estate Enters New Cycle

Caliber Solves Its Clients' Financial Needs

Clients who invest in Caliber's Funds seek three primary outcomes:

Capital Sources

- High Net-Worth Investors
- RIAs & Brokers
- Family Offices / Institutions

Desired Outcome	Caliber Fund
Income	Lending, CORE Plus, Value Add, CHT Preferred Stock
Growth	Distressed and Special Situations, Adaptive Re-Use & Development
Tax Planning/ Reduction	Opportunity Zone Funds, 1031 Investments

Caliber's Fundraising Engine Can Now Be Applied to Digital Assets

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Caliber's REPE Products

CALIBER OPPORTUNITY ZONE FUND II **"Uncapped Roth"**	Active Management Strategy	Desirable markets	Target Mid-Teens IRR
CALIBER OPPORTUNISTIC GROWTH FUND **"The Access Fund"**	Positioned to Take Advantage of Upcoming Distress		Target Mid-Teens IRR
CALIBER CORE+ GROWTH & INCOME FUND **"Passive Income Generator"**	Stability with Upside Potential	Quarterly Liquidity (after 1-year lockup)	Target Low - Mid-Teens
PURE PICKLEBALL & PADEL AT RIVERWALK **QOZ & Non-QOZ Options**	Located in Scottsdale, AZ.	World-Class Facility	Spanning ±186,423 sq. ft

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17T H E W E A L T H D E V E L O P M E N T C O M P A N Y Case Study: Canyon Village

CALIBER THE WEALTH DEVELOPMENT COMPANY

Canyon Village: The Prior Owners' POV

Starting Price:	$37,000,000
Cost Basis @ Completion:	$113,800,000
Equity Investment Required:	$30,500,000
Projected Project IRR:	10.36%
Projected Project Equity Mltp:	1.92x
Time to Complete:	6 Years

CALIBER THE WEALTH DEVELOPMENT COMPANY

All data is based on internal Caliber projections for the Canyon Village Project

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CALIBER THE WEALTH DEVELOPMENT COMPANY

Canyon Village: Our Basis – Benefit of Distressed Acquisition

Starting Price:	$20,500,000
Cost Basis @ Completion:	$93,000,000
Equity Investment Required:	$24,800,000
Projected Project IRR:	20.60%
Projected Project Equity Mltp:	3.11x
Time to Complete:	6 Years

CALIBER THE WEALTH DEVELOPMENT COMPANY

All data is based on internal Caliber projections for the Canyon Village Project

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CALIBER THE WEALTH DEVELOPMENT COMPANY

Canyon Village: Value of HUD Financing

Starting Price:	$20,500,000
Cost Basis @ Completion:	$92,500,000
Equity Investment Required:	$10,100,000
Projected Project IRR:	36.06%
Projected Project Equity Mltp:	5.91x
Time to Complete:	6 Years

CALIBER THE WEALTH DEVELOPMENT COMPANY

All data is based on internal Caliber projections for the Canyon Village Project

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Caliber Managed Capital & Asset Management Revenue 21T H E W E A L T H D E V E L O P M E N T C O M P A N Y $82MM $32MM $99MM $86MM $75MM $69MM $205MM $226MM $307MM $383MM $438MM $493MM $396MM $420MM $601MM $746MM $741MM $795MM $21.1MM $11.8MM $15.3MM $21.6MM $17.MM $20.6MM - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 1,000,000 2019 2020 2021 2022 2023 2024 Capital Originations Managed Capital Fair Value Assets Under Management (AUM) Asset management revenues Platform results are available in detail on Caliber’s investor relations web page

CALIBER
THE WEALTH DEVELOPMENT COMPANY

Contacts:

Chris Loeffler, CEO
Chris.Loeffler@CaliberCo.com

Jade Leung, CFO
Jade.Leung@CaliberCo.com

Ilya Grozovsky, VP, IR & CD
Ilya@CaliberCo.com

CaliberCos
NASDAQ: CWD

https://www.caliberco.com/